Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)(3)
First Quarter 2026
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended March 31, 2026 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist when assessing returns and capital management over time. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for a reconciliation of any non-GAAP financial measures.
(3)On May 18, 2025, we completed the Discover acquisition in an all-stock transaction as outlined in the merger agreement dated February 19, 2024.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2026 Q1
(Dollars in millions, except per share data and as noted)	2026	2025	2025	2025	2025	2025	2025
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Income Statement
Net interest income	$12,145	$12,466	$12,404	$9,995	$8,013	(3)%	52%
Non-interest income	3,086	3,117	2,955	2,497	1,987	(1)	55
Total net revenue(1)	15,231	15,583	15,359	12,492	10,000	(2)	52
Provision for credit losses	4,068	4,142	2,714	11,430	2,369	(2)	72
Non-interest expense:
Marketing	1,497	1,934	1,403	1,345	1,202	(23)	25
Operating expense	6,967	7,408	6,860	5,646	4,700	(6)	48
Total non-interest expense	8,464	9,342	8,263	6,991	5,902	(9)	43
Income (loss) from continuing operations before income taxes	2,699	2,099	4,382	(5,929)	1,729	29	56
Income tax provision (benefit)	518	345	1,189	(1,666)	325	50	59
Income (loss) from continuing operations, net of tax	2,181	1,754	3,193	(4,263)	1,404	24	55
Income (loss) from discontinued operations, net of tax	(7)	380	(1)	(14)	—	**	**
Net income (loss)	2,174	2,134	3,192	(4,277)	1,404	2	55
Dividends and undistributed earnings allocated to participating securities(2)	(20)	(20)	(33)	(4)	(22)	—	(9)
Preferred stock dividends	(73)	(57)	(73)	(65)	(57)	28	28
Discount on redeemed preferred stock	—	—	—	6	—	—	—
Net income (loss) available to common stockholders	$2,081	$2,057	$3,086	$(4,340)	$1,325	1	57
Common Share Statistics
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$3.35	$2.66	$4.83	$(8.55)	$3.46	26%	(3)%
Income (loss) from discontinued operations	(0.01)	0.60	—	(0.03)	—	**	**
Net income (loss) per basic common share	$3.34	$3.26	$4.83	$(8.58)	$3.46	2	(3)
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$3.35	$2.66	$4.83	$(8.55)	$3.45	26%	(3)%
Income (loss) from discontinued operations	(0.01)	0.60	—	(0.03)	—	**	**
Net income (loss) per diluted common share	$3.34	$3.26	$4.83	$(8.58)	$3.45	2	(3)
Weighted-average common shares outstanding (in millions):
Basic	622.5	631.1	639.0	505.6	383.1	(1)%	62%
Diluted	623.4	631.6	639.5	505.6	384.0	(1)	62
Common shares outstanding (period-end, in millions)	615.9	625.1	635.7	639.5	383.0	(1)	61
Dividends declared and paid per common share	$0.80	$0.80	$0.60	$0.60	$0.60	—	33
Tangible book value per common share (period-end)(3)	107.76	107.72	105.18	99.35	113.74	—	(5)

						2026 Q1
(Dollars in millions)	2026	2025	2025	2025	2025	2025	2025
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Balance Sheet (Period-End)
Loans held for investment	$447,754	$453,622	$443,159	$439,297	$323,598	(1)%	38%
Interest-earning assets	624,560	613,750	605,235	601,999	463,414	2	35
Total assets	682,905	669,009	661,877	658,968	493,604	2	38
Interest-bearing deposits	461,117	448,386	441,136	440,231	340,964	3	35
Total deposits	489,053	475,771	468,785	468,110	367,464	3	33
Borrowings	51,888	51,000	51,482	52,666	41,773	2	24
Common equity	106,854	108,209	108,406	105,549	58,697	(1)	82
Total stockholders’ equity	112,261	113,616	113,813	110,956	63,542	(1)	77
Balance Sheet (Average Balances)
Loans held for investment	$446,235	$444,680	$439,859	$378,157	$322,385	—	38%
Interest-earning assets	617,173	603,730	593,247	524,929	462,771	2%	33
Total assets	675,999	665,656	657,858	572,446	491,817	2	37
Interest-bearing deposits	451,957	442,763	439,527	387,139	337,840	2	34
Total deposits	479,958	470,965	467,280	414,568	364,078	2	32
Borrowings	52,348	50,814	50,180	46,601	44,448	3	18
Common equity	109,149	109,997	107,412	81,563	57,395	(1)	90
Total stockholders’ equity	114,556	115,404	112,819	86,918	62,240	(1)	84

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2026 Q1
(Dollars in millions, except as noted)	2026	2025	2025	2025	2025	2025		2025
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Performance Metrics
Net interest income growth (period over period)	(3)%	—	24%	25%	(1)%	**		**
Non-interest income growth (period over period)	(1)	5%	18	26	(5)	**		**
Total net revenue growth (period over period)	(2)	1	23	25	(2)	**		**
Total net revenue margin(4)	9.87	10.32	10.36	9.52	8.64	(45)	bps	123	bps
Net interest margin(5)	7.87	8.26	8.36	7.62	6.93	(39)		94
Return on average assets(6)	1.29	1.05	1.94	(2.98)	1.14	24		15
Return on average tangible assets(7)	1.37	1.12	2.07	(3.14)	1.18	25		19
Return on average common equity(8)	7.65	6.10	11.50	(21.22)	9.23	155		(158)
Return on average tangible common equity(9)	12.20	9.74	18.82	(32.99)	12.55	246		(35)
Efficiency ratio(10)	55.57	59.95	53.80	55.96	59.02	(438)		(345)
Operating efficiency ratio(11)	45.74	47.54	44.66	45.20	47.00	(180)		(126)
Effective income tax rate for continuing operations	19.2	16.4	27.1	28.1	18.8	280		40
Employees (period-end, in thousands)	77.1	76.3	77.0	76.5	53.9	1%		43%
Credit Quality Metrics
Allowance for credit losses	$23,630	$23,409	$23,103	$23,873	$15,899	1%		49%
Allowance coverage ratio	5.28%	5.16%	5.21%	5.43%	4.91%	12	bps	37	bps
Net charge-offs(12)	$3,847	$3,833	$3,473	$3,060	$2,736	—		41%
Net charge-off rate(13)	3.45%	3.45%	3.16%	3.24%	3.40%	—		5	bps
30+ day performing delinquency rate	3.04	3.41	3.29	3.13	3.29	(37)	bps	(25)
30+ day delinquency rate	3.24	3.59	3.50	3.32	3.51	(35)		(27)
Capital Ratios(14)
Common equity Tier 1 capital	14.4%	14.3%	14.4%	14.0%	13.6%	10	bps	80	bps
Tier 1 capital	15.4	15.3	15.5	15.1	14.9	10		50
Total capital	17.3	17.2	17.3	17.1	17.0	10		30
Tier 1 leverage	12.2	12.5	12.6	14.2	11.6	(30)		60
Tangible common equity (“TCE”)(15)	10.3	10.7	10.8	10.3	9.1	(40)		120

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2026 Q1
(Dollars in millions, except as noted)	2026	2025	2025	2025	2025	2025	2025
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Interest income:
Loans, including loans held for sale	$14,735	$15,186	$15,229	$12,449	$10,157	(3)%	45%
Investment securities	832	841	823	784	770	(1)	8
Other	664	660	711	595	491	1	35
Total interest income	16,231	16,687	16,763	13,828	11,418	(3)	42
Interest expense:
Deposits	3,387	3,493	3,597	3,120	2,715	(3)	25
Securitized debt obligations	141	155	165	164	176	(9)	(20)
Senior and subordinated notes	532	550	582	535	505	(3)	5
Other borrowings	26	23	15	14	9	13	189
Total interest expense	4,086	4,221	4,359	3,833	3,405	(3)	20
Net interest income	12,145	12,466	12,404	9,995	8,013	(3)	52
Provision for credit losses	4,068	4,142	2,714	11,430	2,369	(2)	72
Net interest income (loss) after provision for credit losses	8,077	8,324	9,690	(1,435)	5,644	(3)	43
Non-interest income:
Discount and interchange fees, net	1,964	1,930	1,812	1,478	1,223	2	61
Service charges and other customer-related fees	809	833	849	658	509	(3)	59
Other	313	354	294	361	255	(12)	23
Total non-interest income	3,086	3,117	2,955	2,497	1,987	(1)	55
Non-interest expense:
Salaries and associate benefits	3,671	3,430	3,496	2,999	2,546	7	44
Occupancy and equipment	867	958	856	737	615	(9)	41
Marketing	1,497	1,934	1,403	1,345	1,202	(23)	25
Professional services	585	693	641	653	437	(16)	34
Communications and data processing	496	482	476	413	399	3	24
Amortization of intangibles	492	525	514	271	16	(6)	**
Other	856	1,320	877	573	687	(35)	25
Total non-interest expense	8,464	9,342	8,263	6,991	5,902	(9)	43
Income (loss) from continuing operations before income taxes	2,699	2,099	4,382	(5,929)	1,729	29	56
Income tax provision (benefit)	518	345	1,189	(1,666)	325	50	59
Income (loss) from continuing operations, net of tax	2,181	1,754	3,193	(4,263)	1,404	24	55
Income (loss) from discontinued operations, net of tax	(7)	380	(1)	(14)	—	**	**
Net income (loss)	2,174	2,134	3,192	(4,277)	1,404	2	55
Dividends and undistributed earnings allocated to participating securities(2)	(20)	(20)	(33)	(4)	(22)	—	(9)
Preferred stock dividends	(73)	(57)	(73)	(65)	(57)	28	28
Discount on redeemed preferred stock	—	—	—	6	—	—	—
Net income (loss) available to common stockholders	$2,081	$2,057	$3,086	$(4,340)	$1,325	1	57

						2026 Q1
	2026	2025	2025	2025	2025	2025	2025
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$3.35	$2.66	$4.83	$(8.55)	$3.46	26%	(3)%
Income (loss) from discontinued operations	(0.01)	0.60	—	(0.03)	—	**	**
Net income (loss) per basic common share	$3.34	$3.26	$4.83	$(8.58)	$3.46	2	(3)
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$3.35	$2.66	$4.83	$(8.55)	$3.45	26%	(3)%
Income (loss) from discontinued operations	(0.01)	0.60	—	(0.03)	—	**	**
Net income (loss) per diluted common share	$3.34	$3.26	$4.83	$(8.58)	$3.45	2	(3)
Weighted-average common shares outstanding (in millions):
Basic common shares	622.5	631.1	639.0	505.6	383.1	(1)%	62%
Diluted common shares	623.4	631.6	639.5	505.6	384.0	(1)	62

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2026 Q1
	2026	2025	2025	2025	2025	2025	2025
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,555	$3,031	$4,606	$4,854	$4,108	50%	11%
Interest-bearing deposits and other short-term investments	71,939	54,403	50,673	54,255	44,465	32	62
Total cash and cash equivalents	76,494	57,434	55,279	59,109	48,573	33	57
Restricted cash for securitization investors	2,762	4,659	3,248	2,469	392	(41)	**
Investment securities:
Investment securities available for sale	90,620	91,051	89,733	87,196	84,362	—	7
Investment securities held to maturity	1,694	—	—	—	—	**	**
Total investment securities	92,314	91,051	89,733	87,196	84,362	1	9
Loans held for investment:
Unsecuritized loans held for investment	421,360	425,665	389,808	384,413	295,939	(1)	42
Loans held in consolidated trusts(16)	26,394	27,957	53,351	54,884	27,659	(6)	(5)
Total loans held for investment	447,754	453,622	443,159	439,297	323,598	(1)	38
Allowance for credit losses	(23,630)	(23,409)	(23,103)	(23,873)	(15,899)	1	49
Net loans held for investment	424,124	430,213	420,056	415,424	307,699	(1)	38
Loans held for sale	186	760	670	198	686	(76)	(73)
Premises and equipment, net	5,730	5,602	5,576	5,687	4,579	2	25
Interest receivable	3,460	3,492	3,456	3,373	2,599	(1)	33
Goodwill	28,502	28,509	28,863	28,335	15,070	—	89
Other intangible assets	16,087	16,578	17,042	18,157	217	(3)	**
Other assets	33,246	30,711	29,957	30,904	29,427	8	13
Assets of discontinued operations	—	—	7,997	8,116	—	**	**
Total assets	$682,905	$669,009	$661,877	$658,968	$493,604	2	38

						2026 Q1
	2026	2025	2025	2025	2025	2025	2025
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Liabilities:
Interest payable	$827	$844	$826	$888	$646	(2)%	28%
Deposits:
Non-interest-bearing deposits	27,936	27,385	27,649	27,879	26,500	2	5
Interest-bearing deposits	461,117	448,386	441,136	440,231	340,964	3	35
Total deposits	489,053	475,771	468,785	468,110	367,464	3	33
Securitized debt obligations	11,283	12,853	13,642	14,658	11,716	(12)	(4)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	626	587	616	742	573	7	9
Senior and subordinated notes	38,421	36,001	36,662	36,706	29,459	7	30
Other borrowings	1,558	1,559	562	560	25	—	**
Total other debt	40,605	38,147	37,840	38,008	30,057	6	35
Other liabilities	28,876	27,778	26,941	26,316	20,179	4	43
Liabilities of discontinued operations	—	—	30	32	—	—	—
Total liabilities	570,644	555,393	548,064	548,012	430,062	3	33

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	64,284	64,031	63,725	63,465	36,693	—	75
Retained earnings	66,788	65,192	63,624	60,892	65,616	2	2
Accumulated other comprehensive loss	(5,879)	(5,468)	(5,917)	(6,819)	(7,529)	8	(22)
Treasury stock, at cost	(12,939)	(10,146)	(7,626)	(6,589)	(31,245)	28	(59)
Total stockholders’ equity	112,261	113,616	113,813	110,956	63,542	(1)	77
Total liabilities and stockholders’ equity	$682,905	$669,009	$661,877	$658,968	$493,604	2	38

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $980 million in Q1 2026, $941 million in Q4 2025, $869 million in Q3 2025, $785 million in Q2 2025 and $705 million in Q1 2025 for credit card finance charges and fees charged off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(4)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(5)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(6)Return on average assets is calculated based on annualized net income (loss) less annualized income (loss) from discontinued operations, net of tax, for the period divided by average total assets for the period.
(7)Return on average tangible assets is a non-GAAP measure calculated based on annualized net income (loss) less annualized income (loss) from discontinued operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(8)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(9)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(10)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(12)Charge-offs exclude $19.4 billion of Discover loans acquired in the second quarter of 2025 that were fully charged-off, with expected recoveries of $3.3 billion included as a benefit to the allowance for credit losses.
(13)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(14)Capital ratios as of the end of Q1 2026 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(15)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(16)On December 18, 2025, after giving effect to the Discover Card Execution Note Trust (“DCENT”) Defeasance Amendments, Funding, as Beneficiary on behalf of DCENT, defeased the outstanding DiscoverSeries Class A(2021-2) Notes, Class A(2023-1) Notes, and Class A(2023-2) Notes (collectively, the “Class A Notes”) issued by DCENT.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2026 Q1			2025 Q4			2025 Q1
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$446,740	$14,735	13.19%	$445,370	$15,186	13.64%	$322,772	$10,157	12.59%
Investment securities	97,803	832	3.40	97,304	841	3.46	92,659	770	3.32
Cash equivalents and other	72,630	664	3.66	61,056	660	4.32	47,340	491	4.14
Total interest-earning assets	$617,173	$16,231	10.52	$603,730	$16,687	11.06	$462,771	$11,418	9.87
Interest-bearing liabilities:
Interest-bearing deposits	$451,957	$3,387	3.00%	$442,763	$3,493	3.16%	$337,840	$2,715	3.22%
Securitized debt obligations	12,476	141	4.52	12,673	155	4.87	13,731	176	5.11
Senior and subordinated notes	37,846	532	5.63	36,500	550	6.03	30,331	505	6.66
Other borrowings and liabilities(2)	4,238	26	2.44	3,745	23	2.41	2,312	9	1.57
Total interest-bearing liabilities	$506,517	$4,086	3.23	$495,681	$4,221	3.41	$384,214	$3,405	3.54
Net interest income/spread		$12,145	7.29		$12,466	7.65		$8,013	6.32
Impact of non-interest-bearing funding			0.58			0.61			0.61
Net interest margin			7.87%			8.26%			6.93%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2026 Q1
	2026	2025	2025	2025	2025	2025	2025
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$254,028	$262,403	$253,951	$252,481	$150,309	(3)%	69%
Personal loans	9,070	9,499	9,646	9,788	—	(5)	**
International card businesses	7,460	7,668	7,440	7,440	6,880	(3)	8
Total credit card	270,558	279,570	271,037	269,709	157,189	(3)	72
Consumer banking:
Auto	85,700	83,600	82,035	80,017	77,656	3	10
Retail banking	1,173	1,190	1,195	1,216	1,240	(1)	(5)
Total consumer banking	86,873	84,790	83,230	81,233	78,896	2	10
Commercial banking:
Commercial and multifamily real estate	33,809	33,618	33,461	32,967	31,971	1	6
Commercial and industrial	56,514	55,644	55,431	55,388	55,542	2	2
Total commercial banking	90,323	89,262	88,892	88,355	87,513	1	3
Total loans held for investment	$447,754	$453,622	$443,159	$439,297	$323,598	(1)	38
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$254,036	$255,221	$252,090	$197,808	$149,639	—	70%
Personal loans	9,310	9,618	9,703	4,778	—	(3)%	**
International card businesses	7,628	7,389	7,382	7,107	6,768	3	13
Total credit card	270,974	272,228	269,175	209,693	156,407	—	73
Consumer banking:
Auto	84,522	82,767	81,094	78,875	77,228	2	9
Retail banking	1,179	1,190	1,201	1,220	1,252	(1)	(6)
Total consumer banking	85,701	83,957	82,295	80,095	78,480	2	9
Commercial banking:
Commercial and multifamily real estate	33,539	33,155	33,104	32,522	31,733	1	6
Commercial and industrial	56,021	55,340	55,285	55,847	55,765	1	—
Total commercial banking	89,560	88,495	88,389	88,369	87,498	1	2
Total average loans held for investment	$446,235	$444,680	$439,859	$378,157	$322,385	—	38

						2026 Q1
	2026	2025	2025	2025	2025	2025		2025
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Net Charge-Off (Recovery) Rates
Credit card(3):
Domestic credit card(4)	5.10%	4.93%	4.63%	5.25%	6.19%	17	bps	(109)	bps
Personal loans	3.81	4.08	3.81	3.47	—	(27)		**
International card businesses	4.65	5.29	5.07	5.17	5.02	(64)		(37)
Total credit card	5.05	4.91	4.61	5.20	6.14	14		(109)
Consumer banking:
Auto	1.64	1.82	1.54	1.25	1.55	(18)		9
Retail banking	5.99	6.04	4.41	4.54	4.75	(5)		124
Total consumer banking	1.70	1.88	1.58	1.30	1.60	(18)		10
Commercial banking:
Commercial and multifamily real estate	0.03	0.02	(0.09)	(0.06)	0.09	1		(6)
Commercial and industrial	0.44	0.67	0.38	0.55	0.12	(23)		32
Total commercial banking	0.29	0.43	0.21	0.33	0.11	(14)		18
Total net charge-offs	3.45	3.45	3.16	3.24	3.40	—		5
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.70%	3.99%	3.89%	3.60%	4.25%	(29)	bps	(55)	bps
Personal loans	1.72	1.74	1.74	1.62	—	(2)		**
International card businesses	4.82	4.62	4.60	4.50	4.56	20		26
Total credit card	3.66	3.93	3.84	3.55	4.26	(27)		(60)
Consumer banking:
Auto	4.21	5.23	4.99	4.84	4.93	(102)		(72)
Retail banking	0.92	1.09	0.89	0.93	1.13	(17)		(21)
Total consumer banking	4.17	5.17	4.93	4.78	4.87	(100)		(70)

						2026 Q1
	2026	2025	2025	2025	2025	2025	2025
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Nonperforming Loans and Nonperforming Assets Rates(5)(6)
Credit card:
Personal loans	0.13%	0.13%	0.13%	0.12%	—	—	**
International card businesses	0.15	0.16	0.16	0.16	0.13%	(1) bps	2	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—	—
Consumer banking:
Auto	0.55	0.68	0.71	0.73	0.72	(13)	(17)
Retail banking	1.66	1.45	1.65	1.47	1.89	21	(23)
Total consumer banking	0.57	0.69	0.73	0.74	0.74	(12)	(17)
Commercial banking:
Commercial and multifamily real estate	1.07	0.95	1.05	1.06	1.23	12	(16)
Commercial and industrial	1.60	1.60	1.59	1.45	1.50	—	10
Total commercial banking	1.40	1.36	1.39	1.30	1.40	4	—
Total nonperforming loans	0.40	0.40	0.42	0.40	0.56	—	(16)
Total nonperforming assets	0.43	0.43	0.44	0.42	0.58	—	(15)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended March 31, 2026
	Credit Card				Consumer Banking
(Dollars in millions)	Domestic Card	Personal Loans	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2025	$18,811	$731	$524	$20,066	$1,869	$23	$1,892	$1,451	$23,409
Charge-offs	(4,370)	(121)	(150)	(4,641)	(711)	(24)	(735)	(69)	(5,445)
Recoveries	1,129	32	61	1,222	365	6	371	5	1,598
Net charge-offs	(3,241)	(89)	(89)	(3,419)	(346)	(18)	(364)	(64)	(3,847)
Provision for credit losses	3,236	60	115	3,411	503	16	519	147	4,077
Allowance build (release) for credit losses	(5)	(29)	26	(8)	157	(2)	155	83	230
Other changes(7)	—	—	(9)	(9)	—	—	—	—	(9)
Balance as of March 31, 2026	18,806	702	541	20,049	2,026	21	2,047	1,534	23,630
Reserve for unfunded lending commitments:
Balance as of December 31, 2025	—	—	—	—	—	—	—	142	142
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	—	(9)	(9)
Balance as of March 31, 2026	—	—	—	—	—	—	—	133	133
Combined allowance and reserve as of March 31, 2026	$18,806	$702	$541	$20,049	$2,026	$21	$2,047	$1,667	$23,763

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended March 31, 2026
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(8)	Other(8)	Total
Net interest income	$9,236	$2,229	$581	$99	$12,145
Non-interest income (loss)	2,153	683	328	(78)	3,086
Total net revenue	11,389	2,912	909	21	15,231
Provision for credit losses	3,411	519	138	—	4,068
Non-interest expense	5,501	1,998	498	467	8,464
Income (loss) from continuing operations before income taxes	2,477	395	273	(446)	2,699
Income tax provision (benefit)	608	97	67	(254)	518
Income (loss) from continuing operations, net of tax	$1,869	$298	$206	$(192)	$2,181

	Three Months Ended December 31, 2025
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(8)	Other(8)	Total
Net interest income	$9,479	$2,296	$574	$117	$12,466
Non-interest income (loss)	2,214	623	356	(76)	3,117
Total net revenue	11,693	2,919	930	41	15,583
Provision for credit losses	3,678	409	55	—	4,142
Non-interest expense	6,147	2,289	504	402	9,342
Income (loss) from continuing operations before income taxes	1,868	221	371	(361)	2,099
Income tax provision (benefit)	445	52	89	(241)	345
Income (loss) from continuing operations, net of tax	$1,423	$169	$282	$(120)	$1,754

	Three Months Ended March 31, 2025
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(8)	Other(8)	Total
Net interest income (loss)	$5,654	$1,943	$572	$(156)	$8,013
Non-interest income (loss)	1,511	183	312	(19)	1,987
Total net revenue (loss)	7,165	2,126	884	(175)	10,000
Provision for credit losses	1,926	301	142	—	2,369
Non-interest expense	3,638	1,581	486	197	5,902
Income (loss) from continuing operations before income taxes	1,601	244	256	(372)	1,729
Income tax provision (benefit)	382	58	61	(176)	325
Income (loss) from continuing operations, net of tax	$1,219	$186	$195	$(196)	$1,404

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2026 Q1 vs.
	2026	2025	2025	2025	2025	2025		2025
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Credit Card
Earnings:
Net interest income	$9,236	$9,479	$9,396	$7,293	$5,654	(3)%		63%
Non-interest income	2,153	2,214	2,211	1,802	1,511	(3)		42
Total net revenue	11,389	11,693	11,607	9,095	7,165	(3)		59
Provision for credit losses	3,411	3,678	2,364	11,098	1,926	(7)		77
Non-interest expense	5,501	6,147	5,409	4,447	3,638	(11)		51
Income (loss) from continuing operations before income taxes	2,477	1,868	3,834	(6,450)	1,601	33		55
Income tax provision (benefit)	608	445	914	(1,533)	382	37		59
Income (loss) from continuing operations, net of tax	$1,869	$1,423	$2,920	$(4,917)	$1,219	31		53
Selected performance metrics:
Period-end loans held for investment	$270,558	$279,570	$271,037	$269,709	$157,189	(3)		72
Average loans held for investment	270,974	272,228	269,175	209,693	156,407	—		73
Average yield on loans outstanding(1)	17.17%	17.71%	17.99%	17.94%	18.54%	(54)	bps	(137)	bps
Total net revenue margin(9)	16.81	17.18	17.25	17.35	18.32	(37)		(151)
Net charge-off rate(3)	5.05	4.91	4.61	5.20	6.14	14		(109)
30+ day performing delinquency rate	3.66	3.93	3.84	3.55	4.26	(27)		(60)
30+ day delinquency rate	3.67	3.94	3.84	3.56	4.27	(27)		(60)
Nonperforming loan rate(5)	0.01	0.01	0.01	0.01	0.01	—		—
Purchase volume(10)	$220,540	$238,687	$230,379	$201,453	$157,948	(8)%		40%

						2026 Q1 vs.
	2026	2025	2025	2025	2025	2025		2025
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Domestic Card
Earnings:
Net interest income	$8,618	$8,854	$8,766	$6,822	$5,343	(3)%		61%
Non-interest income	2,107	2,168	2,160	1,749	1,460	(3)		44
Total net revenue	10,725	11,022	10,926	8,571	6,803	(3)		58
Provision for credit losses	3,236	3,482	2,163	10,200	1,856	(7)		74
Non-interest expense	5,179	5,789	5,092	4,192	3,422	(11)		51
Income (loss) from continuing operations before income taxes	2,310	1,751	3,671	(5,821)	1,525	32		51
Income tax provision (benefit)	566	417	873	(1,385)	363	36		56
Income (loss) from continuing operations, net of tax	$1,744	$1,334	$2,798	$(4,436)	$1,162	31		50
Selected performance metrics:
Period-end loans held for investment	$254,028	$262,403	$253,951	$252,481	$150,309	(3)		69
Average loans held for investment	254,036	255,221	252,090	197,808	149,639	—		70
Average yield on loans outstanding(1)	17.13%	17.68%	17.99%	17.88%	18.42%	(55)	bps	(129)	bps
Total net revenue margin(9)	16.89	17.28	17.34	17.33	18.19	(39)		(130)
Net charge-off rate(4)	5.10	4.93	4.63	5.25	6.19	17		(109)
30+ day performing delinquency rate	3.70	3.99	3.89	3.60	4.25	(29)		(55)
Purchase volume(10)	$216,513	$234,375	$226,147	$197,308	$154,391	(8)%		40%
Refreshed FICO scores:(11)
Greater than 660	73%	73%	73%	73%	69%	—		4
660 or below	27	27	27	27	31	—		(4)
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2026 Q1 vs.
	2026	2025	2025	2025	2025	2025	2025
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Consumer Banking
Earnings:
Net interest income	$2,229	$2,296	$2,357	$2,162	$1,943	(3)%	15%
Non-interest income	683	623	475	394	183	10	**
Total net revenue	2,912	2,919	2,832	2,556	2,126	—	37
Provision for credit losses	519	409	340	252	301	27	72
Non-interest expense	1,998	2,289	1,941	1,713	1,581	(13)	26
Income from continuing operations before income taxes	395	221	551	591	244	79	62
Income tax provision	97	52	131	141	58	87	67
Income from continuing operations, net of tax	$298	$169	$420	$450	$186	76	60
Selected performance metrics:
Period-end loans held for investment	$86,873	$84,790	$83,230	$81,233	$78,896	2	10
Average loans held for investment	85,701	83,957	82,295	80,095	78,480	2	9
Average yield on loans held for investment(1)	9.43%	9.59%	9.52%	9.30%	9.03%	(16)bps	40bps
Auto loan originations	$11,130	$10,194	$10,731	$10,861	$9,210	9%	21%
Period-end deposits	438,034	423,932	416,765	414,044	324,920	3	35
Average deposits	428,391	418,673	414,219	365,359	319,950	2	34
Average deposits interest rate	2.84%	2.98%	3.07%	3.02%	3.00%	(14)bps	(16)bps
Net charge-off rate	1.70	1.88	1.58	1.30	1.60	(18)	10
30+ day performing delinquency rate	4.17	5.17	4.93	4.78	4.87	(100)	(70)
30+ day delinquency rate	4.59	5.73	5.53	5.40	5.47	(114)	(88)
Nonperforming loan rate(5)	0.57	0.69	0.73	0.74	0.74	(12)	(17)
Nonperforming asset rate(6)	0.66	0.79	0.82	0.82	0.82	(13)	(16)
Global Payment Network volume(12)	$174,332	$174,644	$153,117	$74,014	—	—	**
Auto—At origination FICO scores:(13)
Greater than 660	50%	51%	51%	52%	53%	(1)%	(3)%
621 - 660	19	19	19	19	19	—	—
620 or below	31	30	30	29	28	1	3
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2026 Q1 vs.
	2026	2025	2025	2025	2025	2025	2025
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Commercial Banking
Earnings:
Net interest income	$581	$574	$586	$602	$572	1%	2%
Non-interest income	328	356	318	335	312	(8)	5
Total net revenue(8)	909	930	904	937	884	(2)	3
Provision for credit losses	138	55	9	81	142	151	(3)
Non-interest expense	498	504	520	489	486	(1)	2
Income from continuing operations before income taxes	273	371	375	367	256	(26)	7
Income tax provision	67	89	89	87	61	(25)	10
Income from continuing operations, net of tax	$206	$282	$286	$280	$195	(27)	6
Selected performance metrics:
Period-end loans held for investment	$90,323	$89,262	$88,892	$88,355	$87,513	1	3
Average loans held for investment	89,560	88,495	88,389	88,369	87,498	1	2
Average yield on loans held for investment(1)(8)	5.68%	6.08%	6.42%	6.40%	6.29%	(40)bps	(61)bps
Period-end deposits	$31,007	$31,250	$29,920	$29,245	$29,984	(1)%	3%
Average deposits	31,137	31,462	29,889	30,444	31,654	(1)	(2)
Average deposits interest rate	1.83%	1.96%	2.13%	2.06%	2.13%	(13)bps	(30)bps
Net charge-off rate	0.29	0.43	0.21	0.33	0.11	(14)	18
Nonperforming loan rate(5)	1.40	1.36	1.39	1.30	1.40	4	—
Nonperforming asset rate(6)	1.47	1.39	1.40	1.30	1.40	8	7
Risk category:(14)
Noncriticized	$84,545	$83,873	$83,098	$82,000	$80,677	1%	5%
Criticized performing	4,510	4,177	4,558	5,204	5,612	8	(20)
Criticized nonperforming	1,268	1,212	1,236	1,151	1,224	5	4
Total commercial banking loans held for investment	$90,323	$89,262	$88,892	$88,355	$87,513	1	3
Risk category as a percentage of period-end loans held for investment:(14)
Noncriticized	93.61%	93.96%	93.48%	92.81%	92.19%	(35)bps	142bps
Criticized performing	4.99	4.68	5.13	5.89	6.41	31	(142)
Criticized nonperforming	1.40	1.36	1.39	1.30	1.40	4	—
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2026 Q1 vs.
	2026	2025	2025	2025	2025	2025	2025
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Other
Earnings:
Net interest income (loss)	$99	$117	$65	$(62)	$(156)	(15)%	**
Non-interest loss	(78)	(76)	(49)	(34)	(19)	3	**
Total net revenue (loss)(8)	21	41	16	(96)	(175)	(49)	**
Provision (benefit) for credit losses	—	—	1	(1)	—	**	**
Non-interest expense(15)	467	402	393	342	197	16	137%
Loss from continuing operations before income taxes	(446)	(361)	(378)	(437)	(372)	24	20
Income tax provision (benefit)	(254)	(241)	55	(361)	(176)	5	44
Loss from continuing operations, net of tax	$(192)	$(120)	$(433)	$(76)	$(196)	60	(2)
Selected performance metrics:
Period-end deposits	$20,012	$20,589	$22,100	$24,821	$12,560	(3)	59
Average deposits	20,430	20,830	23,172	18,765	12,474	(2)	64
Total
Earnings:
Net interest income	$12,145	$12,466	$12,404	$9,995	$8,013	(3)%	52%
Non-interest income	3,086	3,117	2,955	2,497	1,987	(1)	55
Total net revenue	15,231	15,583	15,359	12,492	10,000	(2)	52
Provision for credit losses	4,068	4,142	2,714	11,430	2,369	(2)	72
Non-interest expense	8,464	9,342	8,263	6,991	5,902	(9)	43
Income (loss) from continuing operations before income taxes	2,699	2,099	4,382	(5,929)	1,729	29	56
Income tax provision (benefit)	518	345	1,189	(1,666)	325	50	59
Income (loss) from continuing operations, net of tax	$2,181	$1,754	$3,193	$(4,263)	$1,404	24	55
Selected performance metrics:
Period-end loans held for investment	$447,754	$453,622	$443,159	$439,297	$323,598	(1)	38
Average loans held for investment	446,235	444,680	439,859	378,157	322,385	—	38
Period-end deposits	489,053	475,771	468,785	468,110	367,464	3	33
Average deposits	479,958	470,965	467,280	414,568	364,078	2	32

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)Includes amounts related to entities that provide capital to low-income and rural communities of $2.2 billion in Q1 2026, $2.1 billion in Q4 2025 and $1.9 billion in Q1 2025. Related interest expense was $8 million in Q1 2026, $8 million in Q4 2025 and $7 million in Q1 2025.
(3)Charge-offs exclude $19.4 billion of Discover loans acquired in the second quarter of 2025 that were fully charged-off, with expected recoveries of $3.3 billion included as a benefit to the allowance for credit losses.
(4)Charge-offs exclude $18.0 billion of Discover Domestic credit card loans acquired in the second quarter of 2025 that are fully charged-off, with expected recoveries of $3.1 billion included as a benefit to the allowance for credit losses.
(5)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(6)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(7)Primarily represents foreign currency translation adjustments.
(8)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(9)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(10)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(11)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(12)Global Payment Network volume includes Discover Network, PULSE Network, Diners Club International and Network Partners transactions.
(13)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(14)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(15)Includes the impact of $415 million, $352 million, $348 million, $299 million and $110 million in Discover integration expenses in Q1 2026, Q4 2025, Q3 2025, Q2 2025 and Q1 2025, respectively, as well as any charges incurred as a result of restructuring activities for the periods presented.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Regulatory Capital Metrics
Common equity excluding AOCI	$112,733	$113,677	$114,323	$112,368	$66,225
Adjustments:
AOCI, net of tax(2)	69	81	68	83	19
Goodwill, net of related deferred tax liabilities	(28,201)	(28,217)	(28,575)	(28,052)	(14,792)
Other Intangible and deferred tax assets, net of deferred tax liabilities	(12,141)	(12,493)	(12,846)	(13,687)	(247)
Common equity Tier 1 capital	$72,460	$73,048	$72,970	$70,712	$51,205
Tier 1 capital	$77,867	$78,455	$78,377	$76,118	$56,050
Total capital(3)	87,326	88,000	87,853	85,988	63,926
Risk-weighted assets	504,705	511,794	506,535	503,413	375,538
Adjusted average assets(4)	640,503	629,997	622,435	537,581	483,888
Capital Ratios
Common equity Tier 1 capital(5)	14.4%	14.3%	14.4%	14.0%	13.6%
Tier 1 capital(6)	15.4	15.3	15.5	15.1	14.9
Total capital(7)	17.3	17.2	17.3	17.1	17.0
Tier 1 leverage(4)	12.2	12.5	12.6	14.2	11.6
TCE(8)	10.3	10.7	10.8	10.3	9.1

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results, however, they may not be comparable to similarly-titled measures reported by other companies. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

2026	2025	2025	2025	2025
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1
Adjusted diluted earnings per share (“EPS”):
Net income (loss) available to common stockholders (GAAP)	$2,081	$2,057	$3,086	$(4,340)	$1,325
Discover amortization expenses	477	546	603	340	—
Discover integration expenses	415	352	348	299	110
Initial allowance build for Discover non-PCD loans	—	—	—	8,767	—
Legal reserve activities	—	117	—	41	198
Gain on sale of home loan portfolio	—	(483)	—	—	—
FDIC special assessment	—	(29)	—	—	—
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	2,973	2,560	4,037	5,107	1,633
Income tax impacts	(221)	(124)	(236)	(2,339)	(76)
Adjusted net income available to common stockholders (non-GAAP)	$2,752	$2,436	$3,801	$2,768	$1,557

Diluted weighted-average common shares outstanding (in millions) (GAAP)	623.4	631.6	639.5	505.6	384.0

Diluted EPS (GAAP)	$3.34	$3.26	$4.83	$(8.58)	$3.45
Impact of adjustments noted above	1.08	0.60	1.12	14.06	0.61
Adjusted diluted EPS (non-GAAP)	$4.42	$3.86	$5.95	$5.48	$4.06

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$8,464	$9,342	$8,263	$6,991	$5,902
Discover amortization expenses	(478)	(509)	(498)	(255)	—
Discover integration expenses	(415)	(352)	(348)	(299)	(110)
Legal reserve activities	—	(117)	—	(41)	(198)
FDIC special assessment	—	29	—	—	—
Adjusted non-interest expense (non-GAAP)	$7,571	$8,393	$7,417	$6,396	$5,594

Total net revenue (GAAP)	$15,231	$15,583	$15,359	$12,492	$10,000
Discover amortization expenses	(1)	37	105	85	—
Adjusted net revenue (non-GAAP)	$15,230	$15,620	$15,464	$12,577	$10,000

Efficiency ratio (GAAP)	55.57%	59.95%	53.80%	55.96%	59.02%
Impact of adjustments noted above	(586)	bps	(622)	bps	(584)	bps	(511)	bps	(308)	bps
Adjusted efficiency ratio (non-GAAP)	49.71%	53.73%	47.96%	50.85%	55.94%

2026	2025	2025	2025	2025
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1
Adjusted operating efficiency ratio:
Operating expense (GAAP)	$6,967	$7,408	$6,860	$5,646	$4,700
Discover amortization expenses	(478)	(509)	(498)	(255)	—
Discover integration expenses	(415)	(352)	(348)	(299)	(110)
Legal reserve activities	—	(117)	—	(41)	(198)
FDIC special assessment	—	29	—	—	—
Adjusted operating expense (non-GAAP)	$6,074	$6,459	$6,014	$5,051	$4,392

Total net revenue (GAAP)	$15,231	$15,583	$15,359	$12,492	$10,000
Discover amortization expenses	(1)	37	105	85	—
Adjusted net revenue (non-GAAP)	$15,230	$15,620	$15,464	$12,577	$10,000

Operating efficiency ratio (GAAP)	45.74%	47.54%	44.66%	45.20%	47.00%
Impact of adjustments noted above	(586)	bps	(619)	bps	(577)	bps	(504)	bps	(308)	bps
Adjusted operating efficiency ratio (non-GAAP)	39.88%	41.35%	38.89%	40.16%	43.92%

Reconciliation of Non-GAAP Measures

The following summarizes our non-GAAP measures. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the operating performance and capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following table presents reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2026	2025	2025	2025	2025
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1
Pre- Provision Earnings
Total net revenue	$15,231	$15,583	$15,359	$12,492	$10,000
Non-interest expense	(8,464)	(9,342)	(8,263)	(6,991)	(5,902)
Pre-provision earnings(9)	$6,767	$6,241	$7,096	$5,501	$4,098
Tangible Common Equity (Period-End)
Stockholders’ equity	$112,261	$113,616	$113,813	$110,956	$63,542
Goodwill and other intangible assets(10)	(40,489)	(40,876)	(41,537)	(42,012)	(15,139)
Noncumulative perpetual preferred stock	(5,407)	(5,407)	(5,407)	(5,407)	(4,845)
Tangible common equity(11)	$66,365	$67,333	$66,869	$63,537	$43,558
Tangible Common Equity (Average)
Stockholders’ equity	$114,556	$115,404	$112,819	$86,918	$62,240
Goodwill and other intangible assets(10)	(40,709)	(41,144)	(41,815)	(29,114)	(15,149)
Noncumulative perpetual preferred stock	(5,407)	(5,407)	(5,407)	(5,355)	(4,845)
Tangible common equity(11)	$68,440	$68,853	$65,597	$52,449	$42,246
Return on Tangible Common Equity (Average)
Net income (loss) available to common stockholders	$2,081	$2,057	$3,086	$(4,340)	$1,325
Income (loss) from discontinued operations, net of tax	(7)	380	(1)	(14)	—
Net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax	$2,088	$1,677	$3,087	$(4,326)	$1,325
Tangible common equity (Average)	68,440	68,853	65,597	52,449	42,246
Return on tangible common equity(11)(12)	12.20%	9.74%	18.82%	(32.99)%	12.55%
Tangible Assets (Period-End)
Total assets	$682,905	$669,009	$661,877	$658,968	$493,604
Goodwill and other intangible assets(10)	(40,489)	(40,876)	(41,537)	(42,012)	(15,139)
Tangible assets(11)	$642,416	$628,133	$620,340	$616,956	$478,465

	2026	2025	2025	2025	2025
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1
Tangible Assets (Average)
Total assets	$675,999	$665,656	$657,858	$572,446	$491,817
Goodwill and other intangible assets(10)	(40,709)	(41,144)	(41,815)	(29,114)	(15,149)
Tangible assets(11)	$635,290	$624,512	$616,043	$543,332	$476,668
Return on Tangible Assets (Average)
Net income (loss)	$2,174	$2,134	$3,192	$(4,277)	$1,404
Income (loss) from discontinued operations, net of tax	(7)	380	(1)	(14)	—
Net income (loss) less income (loss) from discontinued operations, net of tax	$2,181	$1,754	$3,193	$(4,263)	$1,404
Tangible Assets (Average)	635,290	624,512	616,043	543,332	476,668
Return on tangible assets(11)(13)	1.37%	1.12%	2.07%	(3.14)%	1.18%
TCE Ratio
Tangible common equity (Period-end)	$66,365	$67,333	$66,869	$63,537	$43,558
Tangible Assets (Period-end)	642,416	628,133	620,340	616,956	478,465
TCE Ratio(11)	10.3%	10.7%	10.8%	10.3%	9.1%
Tangible Book Value per Common Share
Tangible common equity (Period-end)	$66,365	$67,333	$66,869	$63,537	$43,558
Outstanding Common Shares	615.9	625.1	635.7	639.5	383.0
Tangible book value per common share(11)	$107.76	$107.72	$105.18	$99.35	$113.74
__________
(1)Regulatory capital metrics and capital ratios as of March 31, 2026 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI in accordance with rules applicable to Category III institutions.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a Non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Management believes that this financial metric is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(10)Includes impact of related deferred taxes.
(11)Management believes that this financial metric is useful when assessing returns and capital management over time.
(12)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE.
(13)Return on average tangible assets is a non-GAAP measure calculated based on annualized net income (loss) less annualized income (loss) from discontinued operations, net of tax, for the period divided by average tangible assets for the period.